                                                                  Exhibit 10(aa)
                                                                  EXECUTION COPY

                               SECOND AMENDMENT

         SECOND AMENDMENT, dated as of December 28, 2000 (this "Amendment"), to the Term Loan Agreement, dated as of July 31, 2000 (such Loan Agreement, as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), among GGP LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"), GGPLP L.L.C., a Delaware limited liability company (together with the Partnership, the "Borrower"), the institutions from time to time parties to the Loan Agreement as Lenders (the "Lenders"), BANKERS TRUST COMPANY, a New York banking corporation, as a Lender and as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and LEHMAN COMMERCIAL PAPER INC., as a Lender and as syndication agent for the Lenders (in such capacity, the "Syndication Agent" and, together with the Administrative Agent, the "Co-Agents").

                             W I T N E S S E T H:

         WHEREAS, pursuant to Section 3.2 of the Loan Agreement and the Joinder, dated as of the date hereof (the "Joinder"), between The Chase Manhattan Bank ("Chase") and the Borrower, Chase has agreed to become a Lender, and to provide an additional $25,000,000 Loan Commitment, under the Loan Agreement;

         WHEREAS, in connection with the execution of the Joinder, Chase has requested that the Borrower and the Lenders agree to amend certain provisions of the Loan Agreement;

         WHEREAS, the Borrower and the Lenders are willing to amend such provisions upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All terms defined in the Loan Agreement shall have such defined meanings when used herein unless otherwise defined herein.

         2. Amendment to Section 1.1 (Certain Defined Terms). Section 1.1 of the Loan Agreement is hereby amended by replacing the phrase "which is a party hereto as a Lender" in the definition of "Lender" in such Section with the phrase "which is or hereafter becomes a party hereto as a Lender".

         3. Amendment to Section 5.3(a) (Agency Fee) Section 5.3(a) of the Loan Agreement is hereby amended by replacing the reference to "$40,000" in such Section with the following: "$50,000, plus an additional $5,000 for each Lender in excess of three".

         4. Amendment to Section 12.2 (Powers). Section 12.2 of the Loan Agreement is hereby amended by adding immediately after paragraph (c) in such Section a new paragraph (d) as follows:
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                                                                               2

             "(d) Notwithstanding anything to the contrary contained in this Section, each Lender shall be permitted to initiate any appropriate judicial action against the Borrower to collect payment in respect of such Lender's Note if, 180 days shall have elapsed after an Event of Default under Section 11.1(a) has occurred and is continuing, the Administrative Agent is not diligently pursuing enforcement of the Debt pursuant to Section 11.2 and the Lenders have not agreed in accordance with the applicable requirements of Section 15.7 to a waiver or consent under, or amendment or other modification to, this Agreement to waive, or otherwise provide for an amendment or modification in respect of, such Event of Default.".

         5.  Amendment to Section 15.1 (Assignments and Participations). Section
15.1 of the Credit Agreement is hereby amended by replacing each reference to "Co-Agent" and "Co-Agents" in paragraph (f) in such Section with a reference to "Lender" and "Lenders", as applicable.

         6. Representations; No Default. On and as of the date hereof, and after giving effect to this Amendment, (i) the Borrower certifies that no Default or Event of Default has occurred or is continuing, and (ii) the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Article VII of the Loan Agreement and in the other Loan Documents to which it is a party are true and correct in all material respects, provided that the references to the Loan Agreement therein shall be deemed to be references to this Amendment and to the Loan Agreement as amended by this Amendment.

         7. Conditions to Effectiveness. This Amendment shall become effective on and as of the date that:

         (a) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of the Borrower and the Requisite Lenders; and

         (b) the Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from GGP, Inc.

         8. Limited Consent and Amendment. Except as expressly amended herein, the Loan Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Loan Agreement or any other Loan Document or to prejudice any other right or rights which the Co-Agents or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

         9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
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         10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                    GGP LIMITED PARTNERSHIP, as Borrower

                                    By:      GENERAL GROWTH PROPERTIES,
                                             INC., its sole general partner

                                    By:  ______________________________________
                                         Name:
                                         Title:


                                    GGPLP L.L.C., as Borrower

                                    By:      GGP LIMITED PARTNERSHIP, its sole
                                             managing member

                                    By:      GENERAL GROWTH PROPERTIES,
                                             INC., its sole general partner

                                    By:  ______________________________________
                                         Name:
                                         Title:


                                    BANKERS TRUST COMPANY,
                                      as Administrative Agent and as a Lender


                                    By:  ______________________________________
                                         Name:
                                         Title:


                                    LEHMAN COMMERCIAL PAPER INC.,
                                      as Syndication Agent and as a Lender


                                    By:  ______________________________________
                                         Name:
                                         Title:
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                                    BAYERISCHE HYPO-UND VEREINSBANK
                                    AG, NEW YORK BRANCH, as a Lender

                                    By:  ______________________________________
                                         Name:
                                         Title:


                                    FLEET NATIONAL BANK, as a Lender


                                    By:  ______________________________________
                                         Name:
                                         Title:


                                    THE CHASE MANHATTAN BANK, as a Lender


                                    By:  ______________________________________
                                         Name:
                                         Title:
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                          ACKNOWLEDGMENT AND CONSENT


         The undersigned party to the Guaranty, dated as of July 31, 2000 and as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Bankers Trust Company, as Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the foregoing Second Amendment and (b) acknowledges and agrees that the guarantees contained in the Guaranty are, and shall remain, in full force and effect after giving effect to such Amendment and all prior modifications to the Loan Agreement.

                                             GENERAL GROWTH PROPERTIES, INC.


                                             By:  ______________________________
                                                  Name:
                                                  Title: